SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant :    |X|
Filed by a Party other than the Registrant    |_|

Check the appropriate box:
|_| Preliminary Proxy Statement |_| Confidential, For Use of the Commission Only
                                      (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Talbot Bancshares, Inc.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 |X| No fee required.
 |_| Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.

 (1) Title of each class of securities to which transaction applies: N/A
 (2) Aggregate number of securities to which transaction applies: N/A
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
 (4) Proposed maximum aggregate value of transaction:  N/A
 (5) Total fee paid:  N/A

 |_| Fee paid previously with preliminary materials:  N/A

 |_| Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
 (1) Amount previously paid:
 (2) Form, Schedule or Registration Statement no.:
 (3) Filing Party:
 (4) Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of TALBOT BANCSHARES, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of Talbot Bancshares, Inc. (the "Company") will be held at the offices of The Talbot Bank of Easton, Maryland, 18 East Dover Street, Easton, Maryland 21601 at 11:00 a.m., local time, on Wednesday, April 26, 2000, for the following purposes:

     1. To elect four Class II Directors to the Company's Board of Directors to serve until the 2003 Annual Meeting.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 1, 2000, will be entitled to notice of and to vote at the meeting. This proxy statement is accompanied by the Company's 1999 Annual Report to Stockholders.

     All stockholders are cordially invited to attend the meeting in person. Those who cannot attend are urged to sign, date and mail promptly the enclosed proxy in the envelope provided for that purpose. Proposal 1 requires the affirmative vote of holders of a majority of the shares of common stock present and voting. Whether you own a few or many shares, your proxy is important in fulfilling this requirement. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

                                   By Order of the Board of Directors,


                                   W. Moorhead Vermilye
                                   President

March 24, 2000






                  18 East Dover Street, Easton, Maryland 21601
            ---------------------------------------------------------
                         410-822-1400 / Fax 410-820-7180

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             TALBOT BANCSHARES, INC.
                              18 EAST DOVER STREET
                             EASTON, MARYLAND 21601


                                 PROXY STATEMENT
                                       FOR
                       2000 ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished to the stockholders of Talbot Bancshares, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held on Wednesday, April 26, 2000 at 11:00 a.m., local time, at the offices of The Talbot Bank of Easton, Maryland, 18 East Dover Street, Easton, Maryland 21601, and at any adjournments thereof. The expense of preparing, printing, and mailing the proxies and solicitation materials will be borne by the Company. In addition to solicitations by mail, the Company may solicit proxies in person or by telephone, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals at the expense of the Company. The approximate date on which this proxy statement and attached form of proxy is mailed to stockholders is March 24, 2000.

     Holders of record at the close of business on March 1, 2000 (the "Record Date") of outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), are entitled to notice of and to vote at the meeting. As of the Record Date, the number of shares of outstanding Common Stock entitled to vote is 1,193,333 shares. Each share of stock is entitled to one vote. Shares represented by any proxy properly executed and received pursuant to this solicitation will be voted in accordance with the directions of the stockholder; if no direction is given, the proxy will be voted for approval of Proposal 1 and in the discretion of the holders of the proxies as to any other matters that may properly come before the meeting. The proxy may be revoked by a stockholder at any time prior to its use by execution of another proxy bearing a later date, or by written notice delivered to W. Moorhead Vermilye, President of the Company, at the Company's address or at the meeting. The Company's address is 18 East Dover Street, Easton, Maryland 21601 (410-822-1400). The Company is the parent bank holding company to The Talbot Bank of Easton, Maryland (the "Bank"), a Maryland commercial bank. In 1997, the Company exchanged each share of the Bank's common stock for two shares of the Common Stock of the Company.

     Holders of Common Stock will be asked to elect four Class II Directors to the Company's Board of Directors to serve until the 2003 Annual Meeting.


                       ELECTION OF DIRECTORS (Proposal 1)

     By resolution of a majority of the entire Board of Directors, the number of Directors constituting the Board is fixed at 13. At the 1998 Annual Meeting, Directors were elected into three classes, as nearly equal in number as possible, with respect to the time for which the Directors may hold office. Directors are elected to hold office for a term of three years, and one class of Director expires each year. The terms of Directors of Class II expire this year. Directors of Class III will hold office until the 2001 Annual Meeting of Stockholders and Directors of Class I will hold office until the 2002 Annual Meeting of Stockholders. In each case, Directors are elected until their successors are duly elected and qualify.

     The Directors of Class II, therefore, are up for election at this Annual Meeting. The Company's President is a member of Class III, and the Company's Vice President is a member of Class II. The following nominees for Directors of Class II, their ages as of the Record Date, their principal occupations and business experience for the past five years, and certain other information are set forth below.

--------------------------------------------------------------------------------

                         NOMINEES FOR CLASS II DIRECTORS
                         (New Term Will Expire in 2003)

--------------------------------------------------------------------------------

     Name                  Age      Principal Occupation and Business Experience
     ----                  ---      --------------------------------------------


Gary L. Fairbank           63      Mr. Fairbank has served as a Director of the
                                   Company since its formation in 1997 and of the Bank since 1985. He is the owner of Fairbank Tackle.

Ronald N. Fox              62      Mr. Fox has served as a Director of the
                                   Company since its formation in 1997 and of the Bank since 1981. He is an investor, President of the Oxford Town Council, and an owner of Oxford Spirits. Prior to 1997 he was the co-owner of the Washington Street
                                   Pub.

Richard C. Granville       57      Mr. Granville has served as a Director of the
                                   Company since its formation in 1997 and of the Bank since 1994. He is an investor and was the President of Celeste Industries
                                   Corporation of Easton, Maryland through
                                   January, 2000.

Jerome M. McConnell        53      Mr. McConnell has served as a Director of the
                                   Company since its formation in 1997 and of the Bank since 1990. He has been the Vice
                                   President of the Company since its formation, and Executive Vice President of the Bank since 1989.

     The election of directors requires the affirmative vote of holders of a majority of the shares of Common Stock present and voting. A quorum for the Annual Meeting consists of a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote, and directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES.

     The following tables contain information regarding Directors of other Classes whose terms do not expire in 2000, including the Directors' ages as of the Record Date, and their principal occupations and business experience for the past 5 years.

--------------------------------------------------------------------------------

                               CLASS III DIRECTORS
                             (Term Expires in 2001)

--------------------------------------------------------------------------------

         Name              Age   Principal Occupation and Business Experience
         ----              ---   --------------------------------------------

Shari L. McCord            43    Ms. McCord has served as a Director of the
                                 Company since its formation in 1997 and of the Bank since 1995. She is the President of Chesapeake Travel Services, Inc. of Easton,
                                 Maryland.

William H. Myers           87    Mr. Myers has served as a Director of the
                                 Company since its formation in 1997 and of the Bank since 1948 and as Chairman of the Board since 1995. He is retired.

David L. Pyles             55    Mr. Pyles has served as a Director of the
                                 Company since its formation in 1997 and of the Bank since 1989. He is an investor. Prior to 1996, Mr. Pyles was the President of Pyles
                                 Lincoln Mercury, Inc.

Christopher F. Spurry      52    Mr. Spurry has served as a Director of the
                                 Company since its formation in 1997 and of the Bank since 1995. He is the President and Owner of Spurry & Associates, Inc.

W. Moorhead Vermilye       59    Mr. Vermilye has served as a Director of the
                                 Company since its formation in 1997 and of the Bank since 1977. He has been the President of the Company since its formation, President of the Bank since 1988, and Chief Executive
                                 Officer of the Bank since 1993.


--------------------------------------------------------------------------------

                                CLASS I DIRECTORS
                             (Term Expires in 2002)

--------------------------------------------------------------------------------

           Name            Age  Principal Occupation and Business Experience
           ----            ---  --------------------------------------------

Herbert L. Andrew, III     63   Mr. Andrew has served as a Director of the
                                Company since its formation in 1997 and of the Bank since 1977. He is a farmer and served on the Talbot County Council from 1994 to 1998.

Blenda W. Armistead        48   Ms. Armistead has served as a Director of the
                                Company since its formation in 1997 and of the Bank since 1992. She is an investor, and the former County Manager of Talbot County.
                                Ms. Armistead is currently serving as the Interim Health Officer of Talbot County.

Lloyd L. Beatty, Jr.       47   Mr. Beatty has served as a Director of the
                                Company since its formation in 1997 and of the Bank since 1992. He is a Certified Public
                                Accountant, Principal in Beatty, Satchell &
                                Company, LLC, and President of Darby Advisors,
                                Inc.

Donald D. Casson            70  Mr. Casson has served as a Director of the
                                Company since its formation in 1997 and of the Bank since 1983. He is a Certified Public
                                Accountant and real estate broker.

     During the past year the Bank has had banking transactions in the ordinary course of its business with its directors, officers and owners of 5% or more of the outstanding Common Stock and with their associates on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by the Bank to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features.

     The Company has no standing committees. The Bank has 5 standing committees of the Board of Directors as of December 31, 1999. The Bank's Executive Committee consists of Messrs. Vermilye, Andrew, Fox, McConnell, Pyles and Ms. Armistead. The Committee has the authority to exercise the powers of the Board in the management of the business and affairs of the Bank, subject to subsequent revision or alteration of any such action by the Board of Directors of the Bank. The Executive Committee meets every Wednesday, other than on Wednesdays on which regularly scheduled Board meetings are held. Although not required, it is common practice that all Board members attend these meetings. The Executive Committee met 40 times during 1999.

     The Bank's Loan Committee consists of Messrs. Vermilye, McConnell, Casson, Fox, Granville and McCord. The Loan Committee meets to evaluate loan requests which require Board approval prior to the next regularly scheduled meeting of the Board of Directors. The Loan Committee meets jointly with the Executive Committee each Wednesday, other than on Wednesdays on which regularly scheduled Board meetings are held. As with the Executive Committee, all Board members typically attend these meetings. The Loan Committee met 40 times during 1999.

     The Bank's Audit Committee consists of 3 non-management Directors Messrs. Casson, Fox and Pyles. The Committee meets with the Bank's independent accountants to review whether satisfactory accounting procedures are being followed and with the Bank's internal auditor to ensure internal accounting controls are adequate. During 1999 the Audit Committee held 6 meetings.

     The Bank's Nominating Committee consists of Mr. Vermilye and 4 non-management Directors Messrs. Andrew, Fairbank, Myers and Ms. Armistead. The basic function of this Committee is the recommendation to the Board of those persons to be designated as Board nominees for election to the Board by the stockholders at their Annual Meeting. The Nominating Committee met twice in 1999. According to the Company's Bylaws, nominations by stockholders may be made by written request to the Secretary of the Company received not less than 90 days nor more than 120 days prior to the date fixed for the meeting. As described further in the Company's Bylaws, the notice must set forth (i) all information relating to such proposed nominee that is required to be disclosed in solicitation in Regulation 14A of the Securities Exchange Act of 1934, as amended (including the nominee's written consent); and (ii) certain other information provided by the stockholder, including the name and address and the class and number of shares of the Company's stock that is beneficially owned by the stockholder.

     The  Bank's  Personnel  Committee  consists  of  Messrs.   Andrew,  Beatty,
Fairbank, Fox and Pyles. The Committee is responsible for determining executive compensation and promotions. The Personnel Committee met 3 times in 1999.

     The total number of meetings of the Board of Directors of the Company, including regularly scheduled and special meetings, which were held in 1999 was
12. The total number of meetings of the Board of Directors of the Bank, including regularly scheduled and special meetings, which were held in 1999 was
12. No Director during the last full fiscal year attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which that person has been Director); and (2) the total number of meetings held by all committees of the Board on which that person served (during the period served), except that Mr. Myers attended 61% of the Board and committee meetings in which he is a member. Outside Directors receive an annual retainer of $5,000 per year for serving on the Company and Bank Board, plus $200 per meeting attended. Directors are compensated once for attendance at jointly held meetings.

     Total Director fees paid to Directors during 1999 were $100,200. In addition, $55,000 was accrued for the Directors' retainers for 1999. Mr. Andrew also received fees of $7,950 for inspections of real property in connection with the monitoring of construction loans.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table reflects the beneficial ownership of Common Stock by executive officers, directors and by stockholders known to management to own beneficially 5% or more of Common Stock as of the Record Date, and includes all shares of Common Stock that may be acquired by such persons within 60 days of the Record Date. Unless otherwise indicated below, each person specified below has sole investment and voting power (or shares such power with his or her spouse) with regard to the shares set forth in the following table. The address of each of the persons named below is the address of the Company.

--------------------------------------------------------------------------------------------------
                                         Number of Shares                         Percent
                                           Beneficially                          of Class
                                               Owned                           Beneficially
                                                                                   Owned
Name
--------------------------------------------------------------------------------------------------
Herbert L. Andrew, III                                19,147         (1)                   1.54%
Blenda W. Armistead                                    1,462         (2)                    .12%
Lloyd L. Beatty, Jr.                                   2,192         (3)                    .18%
Donald D. Casson                                      10,990         (4)                    .87%
Gary L. Fairbank                                       3,882         (5)                    .31%
Ronald N. Fox                                          8,904         (6)                    .72%
Richard C. Granville                                  30,608         (7)                   2.47%
Jerome M. McConnell                                   15,776         (8)                   1.27%
Shari L. McCord                                          119         (9)                    .01%
William H. Myers                                      45,000        (10)                   3.63%
David L. Pyles                                        24,454        (11)                   1.97%
Christopher F. Spurry                                  1,000        (12)                    .08%
W. Moorhead Vermilye                                  42,875        (13)                   3.46%

All Directors/Executive
Officers as a Group (16 Persons)
                                                     221,328                              17.85%
Other Persons
-------------
Nicholas F. Brady
                                                      82,554                               6.66%
Total
                                                     303,882                              24.51%

--------------------------------------------------------------------------------------------------

 (1) Includes 18,019 shares held jointly with Mr. Andrew's spouse, and 128 shares held by the Bank as Custodian for his IRA.

 (2) Includes 200 shares held by Ms. Armistead's spouse, 244 shares held by the Bank as Custodian for her IRA, 518 shares held by the Bank as Custodian for her spouse's IRA, and 300 shares held by her spouse as Custodian of a MUTMA for her daughter.

 (3) Includes 242 shares held by the Bank as Custodian for Mr. Beatty's IRA, 200 shares held in a brokerage account for another IRA, 320 shares held by Beatty, Satchell & Company, LLC 401(k) plan FBO Mr. Beatty, 1,130 shares held jointly with his spouse, and 200 shares held by his spouse.

 (4) Includes 2,365 shares held by the Bank as Custodian for Mr. Casson's IRA, 334 shares held by his spouse, and 2,740 shares held by the Bank as Custodian for his spouse's IRA.

 (5) Includes 1,000 shares held jointly with Mr. Fairbank's spouse, 2,126 shares held in a brokerage account for his IRA, and 300 shares held by the Bank as custodian for his IRA.

 (6) Includes 132 shares held by the Bank as Custodian for Mr. Fox's IRA, and 132 shares held by the Bank as Custodian for his spouse's IRA.

 (7)  Includes  5,668  shares  held  by the  Bank as  Custodian  for Mr.
      Granville's IRA.

 (8) Includes 3,176 shares held by the Bank's 401(k) plan, and 12,500 stock options.

 (9)  Includes 119 shares held by the Bank as Custodian for Ms. McCord's IRA.

(10)  Includes 45,000 shares held by the Talbank Family Limited Partnership.

(11)  Includes 2,000 shares held by Mr. Pyles' spouse.

(12) Includes 500 shares held by the Bank as Custodian for Mr. Spurry's IRA, and 300 shares held jointly with his spouse.

(13) Includes 1,406 shares held by the Bank as Custodian for Mr. Vermilye's IRA, 6,577 shares held by the Bank's 401(k) plan, 25,000 stock options, and 692 shares held by his spouse.


                             EXECUTIVE COMPENSATION

     The following table summarizes the remuneration earned in 1999 and the prior two years by the President of the Company and the Bank, and any other executive officer of the Company or the Bank who received cash compensation during the preceding three fiscal years that exceeds $100,000. All remuneration earned prior to the Company's formation is for services provided solely to the Bank.


====================================================================================================================================
                                                        SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Long-Term Compensation   All
                                                        Annual Compensation                                      Other
                                                                                                             Compensation
                                                                                                                ($)(3)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

    Name and Principal           Year       Salary ($)       Bonus ($)      Other Annual Compen-sOptions/
         Position               Ended                                          ($)(1)              SARs
                                                                                                  (#)(2)
------------------------------------------------------------------------------------------------------------------------------------
W. Moorhead Vermilye             1999        $170,000         $85,000          $4,846             5,000               $26,800
President and CEO                1998        $164,000         $81,000          $4,421               0                 $26,560
                                 1997        $157,500         $78,000          $4,502               0                 $26,489


------------------------------------------------------------------------------------------------------------------------------------

Jerome M. McConnell              1999        $115,000         $42,000          $3,257             2,500                $4,600
Exec. Vice  President            1998        $112,000         $40,000          $2,915               0                  $4,480
                                 1997        $110,000         $37,500          $2,514               0                  $4,400


====================================================================================================================================

(1) Includes value of benefits from the Bank's life insurance program, and tax "gross up" for use of a motor vehicle.
(2) Amount reflects the number of options issued under the Company 1999 Stock Option Plan.
(3) Represents Bank matching contributions under the 401(k) and deferred compensation plans.

                                  BENEFIT PLANS

Defined Benefit Pension Plan

     Effective January 1, 1995 the bank froze its non-contributory Defined Benefit Pension Plan so that no future benefits will accrue after that date. The plan covered substantially all full time employees with more than six months of service. The Plan is administered by a committee appointed by the Board of Directors. The funded status of the plan is presented in Note 9 of the Notes to Consolidated Financial Statements contained in the 1999 Annual Report. The Bank's policy has been to fund the actuarially determined minimum annual required amount.

     The  following is based on the January 1, 1999  Actuarial  Valuation of the
Plan:

       Name and  Principal      Years       Annual Benefit         Percentage
            Position         of Service      at Retirement           Vested
            --------         ----------      -------------           ------

Mr. Vermilye                     12             $21,180               100
  President and CEO

Mr. McConnell                    10             $10,805               100
  Executive Vice President


401(k) Plan

     The Bank's 401(k) Plan is administered by a committee appointed by the Board of Directors and is available to eligible employees of the Bank who have completed six months of service. Participants are required to contribute at least 1% and not more than 15% of base salary.

     The Bank provides employer matching contributions to each active member's account for each year in an amount equal to 100% of the member's pay reduction contributions up to 3% of base salary, plus 50% of contributions which exceed 3% of base salary, up to 5% of base salary, with a maximum matching contribution equal to the Maximum Annual Additions limit for that year. In 1999, the Bank made matching contributions to the Plan on behalf of Messrs. Vermilye and McConnell of $6,800 and $4,600, respectively.

     All employee contributions are immediately vested. Matching contributions vest incrementally over a six year period. Pre-tax and matching contributions may be withdrawn while a member is employed by the Bank if the member has reached age 59-1/2, in circumstances of financial hardship or in certain other circumstances pursuant to Plan restrictions.

Profit Sharing and Retirement Plan

     Effective January 1, 1995 the Bank adopted the Profit Sharing and Retirement Plan to replace the frozen Defined Benefit Plan. The Plan covers substantially all full-time employees with more than six months of service. The Bank makes discretionary contributions to the Plan based on profits. Contributions to the Plan are allocated using an age-weighted formula. In 1999, the Bank made contributions to the Plan totalling $112,000. Contributions allocated to W. Moorhead Vermilye and Jerome M. McConnell were $13,600 and $10,386, respectively.

Stock Option Plans

     The Company's Board of Directors and Stockholders adopted the 1999 Stock Option Plan and has reserved 85,000 shares of common stock of the Company for issuance upon the grant and exercise of options under the plan. Unless extended or earlier terminated by the Board, no options under this plan may be granted after April 28, 2009. The purpose of the 1999 Stock Option Plan is to provide incentives for executive officers and key employees of the Company, the Bank, and their subsidiaries and to provide an additional means of attracting and retaining competent personnel. No options were exercised under this plan during 1999.

     The Company has a 1995 Employee Stock Option Plan and has reserved 40,000 shares of Common Stock for issuance under the plan (as adjusted for the Company's 2 for 1 share exchange), and 800 shares are currently available under the plan. The 1995 Employee Stock Option Plan provides for the granting of incentive and nonqualified stock options to certain key employees of the Company. No options under this plan may be granted after January 11, 2005. Options to purchase 31 shares were exercised during 1999, none of which were exercised by a named executive officer of the Company.

     The following table sets forth certain information relating to options granted to the named executives during 1999:


                                       Option/SAR Grants in Last Fiscal Year

                                  Individual Grants
                                  -----------------
                                                                                                Potential Realized
                                           Percent of                                            Value At Assumed
                          Number of           Total                                            Annual Rates Of Stock
                         Securities       Options/SARs      Exercise                            Price Appreciation
                         Underlying        Granted To        or Base                              For Option Term
                         ----------        ----------        -------                              ---------------
                         Option/SARs      Employees In        Price      Expiration
        Name             Granted (#)       Fiscal Year        ($/S)         Date             5% ($)          10% ($)
        ----             -----------       -----------        -----         ----             ------          -------

Mr. Vermilye               5,000               53%            $55.00       12/1/2009        $172,946         $438,279
President and CEO

Mr. McConnell              2,500               27%            $55.00       12/1/2009         $86,473         $219,140
Executive Vice
President

     The following table sets forth certain information relating to the number and value of underlying unexercised stock options held by the named executives as of December 31, 1999.

                                      Aggregated 1999 Year End Option Values

                                       Number of Securities                              Value of Unexercised
                                      Underlying Unexercised                           In-the-Money Options at
                                    Options at Fiscal Year-End                          Fiscal Year-End ($)(1)
                                    --------------------------                          ----------------------

          Name                  Exercisable              Unexercisable              Exercisable              Unexercisable
          ----                  -----------              -------------              -----------              -------------

Mr. Vermilye                       25,000                      0                      $705,000                     $0
President and CEO

Mr. McConnell                      12,500                      0                      $352,500                     $0
Executive Vice
President


(1) Represents the total gain which would be realized if all in-the-money options held at December 31, 1999 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of the shares at December 31, 1999 of $57 per share.

     Upon exercise of options granted under the 1995 Plan, the Company shall pay the optionee a tax benefit payment in an amount of U.S. dollars equal to the number of shares as to which the option is being exercised, times the "tax rate", times the difference between the per share fair market value at the time of exercise and the per share option price. The tax rate shall be a percentage designated by the Company to result in compensating the optionee for the federal, state and local income tax liability incurred by the optionee by virtue of his exercise of the option and the payment to him of the tax benefit payment.

Deferred Compensation

     During 1996, the Company adopted a supplemental deferred compensation plan to provide retirement benefits to its President and Chief Executive Officer. The plan calls for fixed annual payments of $20,000 vesting immediately to be credited to the participant's account. Contributions to the plan totaled $20,000 for the year ended December 31, 1999.

Bonus Plans

     The Bank has a discretionary bonus plan whereby officers and employees are awarded annual bonuses based upon individual merit and the Bank's financial performance. Amounts accrued under the plan totaled $320,341 for 1999.


                     EXECUTIVE COMPENSATION COMMITTEE REPORT

     The Personnel Committee submits the following report which addresses executive compensation policies of the Company for 1999.

     The Personnel Committee of the Board of Directors (the "Committee") sets guidelines for the Chief Executive Officer and other executive officers of the Company. Compensation guidelines are designed to provide compensation at levels sufficient to attract and retain highly qualified individuals. It is the Committee's belief that in such a complex and competitive industry as banking, success is dependent on retaining such leadership.

     The Committee considers salary increases and bonus payments for executive officers of the Bank annually. Individual performance, as well as overall financial performance of the Bank are considered by the Committee. Financial performance indicators such as return on assets, and loan and deposit growth are compared to the Board's approved business plan and to the performance of its peer group. Other factors such as stock performance, regulatory capital strength and asset quality are also considered.

     Components of the Company's compensation program include:

     Base   Salaries--Base   salaries  are  determined  for  executive  officers
primarily based upon the evaluation of historical performance, degree of responsibility and level of expertise. The Committee also has access to published compensation data such as the Starkey & Beall Regional Financial Industry Salary Survey.

     Annual Bonuses--The Committee determines the amount of annual bonuses based primarily on the overall performance of the Company measured by growth, return on assets and net income. Bonuses are also awarded to other officers and employees based on recommendations by supervisors.

     Stock Option Plan--The Committee believes that granting stock options to executive officers provides an incentive that is basic to the increase in shareholder value. Stock option grants are discretionary and are limited by the terms and conditions of the Company's 1995 and 1999 stock option plans.

     The Committee believes the total compensation awarded to the executive officers of the Company is consistent with the Committee's objectives and the individual performance of each executive officer.


                                PERSONNEL COMMITTEE

                                By:      Herbert L. Andrew, III
                                         Lloyd L. Beatty, Jr.
                                         Gary L. Fairbank
                                         Ronald N. Fox
                                         David L. Pyles


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and persons who own more than 10% of the Common Stock file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Common Stock. The Company believes that all of its directors and executive officers complied in a timely manner with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 1999.

                               EXECUTIVE OFFICERS

     The following table sets forth the executive officers of the Company and the Bank:

                                     Position
            Name                 In This Capacity                           Age                Years Served
            ----                 ----------------                           ---                ------------
W. Moorhead Vermilye            Company President; Bank                     59                      12
                                President and Chief
                                Executive Officer

Jerome M. McConnell             Company Vice President;                     53                      10
                                Bank Executive Vice
                                President

Susan E. Leaverton              Secretary/Treasurer of the                  36                       7
                                Company; Bank Vice
                                President -  Finance

G. Rodney Taylor                Bank Senior Vice                            58                      17
                                President - Operations

Robert J. Meade                 Bank Vice President -                       56                       5
                                Human Resources



                              INDEPENDENT AUDITORS

     The Board of Directors has engaged Stegman & Company, Certified Public Accountants, to audit the books and accounts of the Company for the fiscal year ending December 31, 2000. Stegman & Company served as the Company's independent auditor for 1999. Stegman & Company has advised the Company that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Company other than as independent public auditors. A representative of Stegman & Company will be present at this year's Annual Meeting and will respond to appropriate questions.



                               PERFORMANCE GRAPH

     The performance graph shown below compares the cumulative total return to the Company's stockholders over the most recent 5-year period with both the NASDAQ Composite index (reflecting overall stock market performance) and the NASDAQ Bank Index (reflecting changes in banking industry stocks). Returns are shown on a total return basis, assuming the reinvestment of dividends.

\


                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
         TALBOT BANCSHARES, INC., NASDAQ COMPOSITE INDEX AND NASDAQ BANK
                                      INDEX

                                [GRAPHIC OMITTED]


                                                                         Period Ending
                                                                         -------------
Index                                      12/31/94     12/31/95     12/31/96     12/31/97   12/31/98   12/31/99
-----                                      --------     --------     --------     --------   --------   --------
Talbot Bancshares, Inc.                      100.00       119.07       138.83       252.70     306.64     335.03
NASDAQ  Bank Index                           100.00        99.64       148.38       195.91     328.02     307.62
NASDAQ Composite (US)                        100.00        97.74       138.24       170.03     208.75     557.26

Assumes $100 invested on January 1, 1995 in the Company (or the predecessor Bank prior to 1997), NASDAQ Composite Index and NASDAQ Bank Index.


                              FINANCIAL STATEMENTS

     A copy of the Company's annual report containing audited financial statements for the year ended December 31, 1999, accompanies this Proxy Statement. A copy of Form 10-K, as filed with the Securities and Exchange Commission, may be obtained, without charge, upon written request to Susan E. Leaverton, Secretary/Treasurer, Talbot Bancshares, Inc., 18 East Dover Street, Easton, Maryland 21601.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders' proposals for the 2000 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received at the Company's principal office not later than November 25, 2000 (120 days before the date of mailing based on this year's proxy statement date) and meet all other requirements for inclusion in the proxy statement. All other stockholder proposals must be received by the Company at its principal office by February 8, 2001 (45 days before the date of mailing based on this year's proxy statement date).


                                 OTHER BUSINESS

     As of the date of this proxy statement, management does not know of any other matters that will be brought before the meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.


By Order of the Board of Directors,


W. Moorhead Vermilye
President
March 24, 2000

                             TALBOT BANCSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Talbot Bancshares, Inc. (the "Company") hereby appoints W. Moorhead Vermilye and Donald D. Casson, or either of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene on Wednesday, April 26, 2000, and at any and all adjournments and postponements thereof:

1.   ELECTION OF CLASS II NOMINEES FOR DIRECTOR

Class II Nominees (to hold office until 2003 Annual Meeting):
-----------------

GARY L. FAIRBANK,  RONALD N. FOX,  RICHARD C. GRANVILLE,  JEROME M. McCONNELL

                   FOR all of                         AGAINST all of
                   the Nominees                       the Nominees
                   [       ]                          [    ]

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE OUT THE NOMINEE'S NAME.)


2. IN THEIR DISCRETION ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the directors named in the proxy statement, and in the best discretion of the proxy holders as to any other matters.

                                    Dated ________________________________, 2000


                                    Signature __________________________________


                                    Signature __________________________________

Please sign as name(s) appear(s) on stock certificate. If jointly held, both owners must sign. Executors, administrators, trustees or persons signing in such capacity should so indicate.